                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Under Rule 14a-12

                            CRITICARE SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                 Not Applicable
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
                                  Not Applicable
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                  Not Applicable
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
                                  Not Applicable
--------------------------------------------------------------------------------

     (5) Total fee paid:
                                  Not Applicable
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
                                  Not Applicable
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
                                  Not Applicable
--------------------------------------------------------------------------------

     (3) Filing Party:
                                  Not Applicable
--------------------------------------------------------------------------------

     (4) Date Filed:
                                  Not Applicable
--------------------------------------------------------------------------------

                            CRITICARE SYSTEMS, INC.

                       20925 CROSSROADS CIRCLE, SUITE 100
                           WAUKESHA, WISCONSIN 53186

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Criticare Systems, Inc., will be held at the Company's headquarters, 20925 Crossroads Circle, Suite 100, Waukesha, Wisconsin 53186, on Friday, December 6, 2002 at 4:00 p.m., local time, for the following purposes:

     1. To elect two directors, each to serve for a three-year term.

     2. To approve and adopt an amendment to the Criticare Systems, Inc. 1992 Employee Stock Option Plan to increase the aggregate number of shares of the Company's common stock that may be issued pursuant thereto from 2,040,000 to 2,280,000.

     3. To ratify the appointment of BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for its fiscal year ending June 30, 2003.

     4. To transact any other business as may properly come before the meeting and any adjournment or adjournments thereof.

     The transfer books of the Company will not be closed for the Annual Meeting. Stockholders of record at the close of business on October 18, 2002 are entitled to receive notice of, and to vote at, the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person, if possible. Stockholders who are unable to be present in person are requested to execute and promptly return the accompanying proxy in the enclosed envelope. The proxy is being solicited by the Board of Directors of the Company. Your attendance at the meeting, whether in person or by proxy, is important to ensure a quorum. If you return the proxy, you may still vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to its vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          Michael J. Sallmann, Secretary

Waukesha, Wisconsin
October 31, 2002

                            CRITICARE SYSTEMS, INC.

                       20925 CROSSROADS CIRCLE, SUITE 100
                           WAUKESHA, WISCONSIN 53186

            PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Criticare Systems, Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders to be held at the Company's headquarters, 20925 Crossroads Circle, Suite 100, Waukesha, Wisconsin 53186, at 4:00 p.m., local time, on Friday, December 6, 2002, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing of this Proxy Statement and accompanying form of proxy is being made on or about October 31, 2002.

                              GENERAL INFORMATION

     The Board of Directors knows of no business which will be presented to the meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented to the meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated proxy or a vote in person at the Annual Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted (1) in FAVOR of the election of the nominees listed in the enclosed proxy as directors of the Company, (2) in FAVOR of the proposal to approve the amendment of the Criticare Systems, Inc. 1992 Employee Stock Option Plan (the "1992 Employee Stock Option Plan") to increase the aggregate number of shares of the Company's common stock, par value $0.04 per share (the "Common Stock"), that may be issued pursuant thereto from 2,040,000 to 2,280,000; and (3) in FAVOR of the ratification of BDO Seidman, LLP as independent accountants for the 2003 fiscal year.

     Only holders of Common Stock whose names appear of record on the books of the Company at the close of business on October 18, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. On that date, the only outstanding shares of capital stock of the Company were 11,204,024 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be presented at the meeting. The election of directors requires the affirmative vote of the holders of a plurality of the shares represented, in person or by proxy, at the meeting and the approval and adoption of the proposed amendment to the 1992 Employee Stock Option Plan and the ratification of independent accountants requires the affirmative vote of the holders of a majority of the shares represented, in person or by proxy, at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement and will not count toward the determination of whether the directors are elected, the proposed amendment to the 1992 Employee Stock Option Plan is approved or the appointment of independent accountants is ratified.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

     Pursuant to the authority contained in the By-Laws of the Company, the Board of Directors has established the number of directors of the Company at seven. The Company's By-Laws provide that the Board of Directors will be divided into three classes as nearly equal in number as possible, with the term of one class expiring each year. The terms of two directors expire at the Annual Meeting. Accordingly, the Board of Directors has nominated for re-election as directors Jeffrey T. Barnes and Dr. N.C. Joseph Lai, each to serve terms of three years, until the 2005 Annual Meeting of Stockholders. Proxies cannot be voted for more than two candidates for director.

     The directorship of Jeffrey T. Barnes is connected with the investment in the Company pursuant to the terms of a Purchase Agreement, dated as of October 17, 2000, among the Company, Oxford Bioscience Partners III L.P., Oxford Bioscience Partners (Bermuda) III Limited Partnership and mRNA Fund L.P.

     As indicated below, the persons nominated by the Board of Directors are incumbent directors. The Company anticipates that the nominees will be candidates when the election is held. However, if for any reason either of the nominees is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent directors (except where a proxy withholds authority with respect to the election of a director).

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF JEFFREY T. BARNES AND DR. N.C. JOSEPH LAI AS DIRECTORS OF THE COMPANY.

          NAME, AGE, PRINCIPAL OCCUPATION FOR                      DIRECTOR
           PAST FIVE YEARS AND DIRECTORSHIPS                AGE     SINCE       PRESENT TERM ENDS
          -----------------------------------               ---    --------     -----------------
NOMINEES FOR ELECTION AS DIRECTORS
JEFFREY T. BARNES.......................................    48       2000      2002 Annual Meeting
Mr. Barnes has been a partner of Oxford Bioscience, a
venture capital company, since October 1999. From
February 1997 to October 1999, Mr. Barnes served as a
Principal of Robertson Stephens, an investment banking
firm. From October 1993 to January 1997, Mr. Barnes was
a Principal of Needham & Co., an investment banking
firm.
N.C. JOSEPH LAI, PH.D...................................    60       1984      2002 Annual Meeting
Dr. Lai has served as President and Chief Executive
Officer of BioForm, Inc., a company that produces
special medical devices, since June 1999. Dr. Lai was a
co-founder of the Company and served as Vice Chairman of
its Board and as an officer from the Company's inception
in October 1984 until November 1998.

OTHER DIRECTORS
KARSTEN HOUM............................................    56       1985      2003 Annual Meeting
Mr. Houm has served as Chairman of the Board of the
Company since November 1998. Mr. Houm also currently
works as a management consultant. From September 1985 to
June 1997, Mr. Houm served as President of Unitor, a
Norwegian shipping company

          NAME, AGE, PRINCIPAL OCCUPATION FOR                      DIRECTOR
           PAST FIVE YEARS AND DIRECTORSHIPS                AGE     SINCE       PRESENT TERM ENDS
          -----------------------------------               ---    --------     -----------------
EMIL H. SOIKA...........................................    64       1998      2003 Annual Meeting
Mr. Soika has served as President and Chief Executive
Officer of the Company since November 1998. From
November 1995 to September 1998, Mr. Soika served as
Vice President and General Manager of Spacelabs Medical,
a medical monitoring and clinical information systems
company. From March 1991 to July 1995, Mr. Soika served
as President and Chief Executive Officer of Block
Medical, a manufacturer of intravenous dispensers.
STEPHEN K. TANNENBAUM...................................    51       2001      2003 Annual Meeting
Mr. Tannenbaum has served as the President of Tannenbaum
& Company, PC, a certified public accounting firm
located in Denver, Colorado, since September 1994.
MILTON DATSOPOULOS......................................    62       1986      2004 Annual Meeting
Mr. Datsopoulos has been a partner in the law firm of
Datsopoulos, MacDonald & Lind in Missoula, Montana since
1974.
HIGGINS D. BAILEY, ED.D.................................    72       2000      2004 Annual Meeting
Dr. Bailey has served as Chairman of the Board of
Entropin, Inc., a development-stage pharmaceutical
company, since September 1991. Dr. Bailey has been the
business manager of the Thomas T. Anderson law firm,
located in Indio, California, since September 1991.

DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors held two meetings during the Company's fiscal year ended June 30, 2002. All of the incumbent directors other than Mr. Datsopoulos attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of Directors upon which they served.

     The Board of Directors has an Audit Committee and a Compensation Committee. The members of the Audit Committee are Dr. Higgins D. Bailey, Karsten Houm and Stephen K. Tannenbaum. The Audit Committee met one time during the fiscal year ended June 30, 2002. The responsibilities of the Audit Committee, in addition to such other duties specified by the Board of Directors, include the following:
(1) recommendation to the Board of Directors of independent accountants for the Company; (2) review of the timing, scope and results of the independent accountants' audit examination and related fees; (3) review of periodic comments and recommendations by the independent accountants and of the Company's response thereto; and (4) review of the scope and adequacy of internal accounting controls and internal auditing activities.

     The Compensation Committee is comprised of Dr. Higgins D. Bailey, Karsten Houm and Stephen K. Tannenbaum. The responsibilities of the Compensation Committee are to make recommendations to the Board of Directors with respect to compensation for the executive officers of the Company and to oversee the Company's stock plans. The Compensation Committee did not meet during the fiscal year ended June 30, 2002, although the members of the Compensation Committee did act three times by written consent.

FEES OF INDEPENDENT AUDITORS

     Audit Fees. BDO Seidman, LLP billed the Company $141,620 in fees for professional services rendered for the audit of the Company's financial statements for the fiscal year ended June 30, 2002, and for the review of the interim financial statements in the Company's Quarterly Reports on Form 10-Q during the fiscal year ended June 30, 2002.

     Financial Information Systems Design and Implementation Fees. BDO Seidman, LLP did not render any professional services to the Company for information technology services or advice during the fiscal year ended June 30, 2002.

     All Other Fees. BDO Seidman, LLP billed the Company $32,550 in fees for all other professional services, which consisted of tax services, rendered to the Company during the fiscal year ended June 30, 2002.

     The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of BDO Seidman, LLP.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three members of the Company's Board of Directors. Each member of the Audit Committee is independent as defined in Rule 4200(a)(14) for the listing standards of the Nasdaq Stock Market. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors.

     The Audit Committee has:

     - reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2002, with the Company's management and with the Company's independent auditors;

     - discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

     - received and discussed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees).

     Based on such review and discussions with management and the independent auditors, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission ("SEC").

                                AUDIT COMMITTEE:
                             Dr. Higgins D. Bailey
                                  Karsten Houm
                             Stephen K. Tannenbaum

EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

                NAME                                              TITLE                             AGE
                ----                                              -----                             ---
Emil H. Soika........................    President, Chief Executive Officer and Director            64
Drew M. Diaz.........................    Vice President -- Worldwide Sales                          39
Michael T. Larsen....................    Vice President -- Quality Control/Quality Assurance        43
Joseph P. Lester.....................    Vice President and General Manager                         52
Stephen D. Okland....................    Vice President -- Domestic Sales                           60
Michael J. Sallmann..................    Vice President -- Finance and Secretary                    41
Deborah A. Zane......................    Vice President -- Marketing and Business Development       48

     The term of office and past business experience of Mr. Soika are described above.

     Mr. Diaz served the Company as Regional Sales Manager for the Middle East and Western Europe from January 1991 until he was appointed Director of International Sales in May 1995. Mr. Diaz was promoted to Vice
President -- International Sales in May 1997 and was most recently promoted to Vice President -- Worldwide Sales in January 2002.

     Mr. Larsen has served as Vice President -- Quality Control/Quality Assurance since September 1990.

     Mr. Lester was promoted to Vice President and General Manager in October 2000 and joined the Company as Vice President -- Operations in January 2000. Prior to joining the Company, Mr. Lester was Vice President -- Operations for Siemens Medical Systems, Inc., a medical device company, from April 1997 to January 2000. From May 1993 to April 1997, Mr. Lester served as Senior
Director -- Operations for Spacelabs Medical, a medical monitoring and clinical information systems company.

     Mr. Okland has served as a Vice President -- Alternate Care Sales from March 1989 to December 2001 and as Vice President -- Domestic Sales since January 2002.

     Mr. Sallmann has served as Vice President -- Finance and Secretary of the Company since March 2001. Prior to joining the Company, Mr. Sallmann was Vice President -- Finance and Administration for Acro Automation Systems, a manufacturer of factory automation equipment, from January 1996 to March 2001.

     Ms. Zane has served as Vice President -- Marketing and Business Development of the Company since September 2001. From March 1999 to September 2001, Ms. Zane served in various marketing positions for the Company. Prior to joining the Company, Ms. Zane served as Global Marketing Manager for Datascope Corporation, a medical electronics company, from March 1996 to March 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 2002 all section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Mr. Datsopoulos filed a Form 4 in June 2002 to report transactions completed in March 2002 and a Form 4 in October 2002 to report transactions completed in December 2001 and Dr. Lai filed a Form 4 in November 2001 to report a transaction completed in May 2001 and Dr. Lai has not filed a Form 4 to report transactions completed in April and May 2002.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to all compensation, including stock options granted and all cash bonuses and accrued deferred compensation, incurred by the Company during the three fiscal years ended June 30, 2002 to or on behalf of the person who served as Chief Executive Officer during fiscal 2002 and the four other most highly compensated executive officers of the Company in fiscal 2002. The persons listed below are sometimes referred to herein as the "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                             ------------
                                                                                AWARDS
                                               ANNUAL COMPENSATION           ------------
                                       -----------------------------------    SECURITIES
                                                              OTHER ANNUAL    UNDERLYING     ALL OTHER
           NAME AND                    SALARY        BONUS    COMPENSATION   OPTIONS/SARS   COMPENSATION
      PRINCIPAL POSITION        YEAR     ($)         ($)(1)      ($)(2)          (#)            ($)
      ------------------        ----   ------        ------   ------------   ------------   ------------
Emil H. Soika, ...............  2002   180,000           --      1,349              --         14,173(3)
  President and Chief           2001   144,792          300      1,349         200,000          8,003(3)
  Executive Officer             2000   125,000           --      1,280              --            434(3)
Drew M. Diaz,.................  2002   220,178(4)    10,000      1,640              --          5,639(5)
  Vice President--              2001   239,962(4)     4,500      1,640          54,000          6,046(5)
  Worldwide Sales               2000   160,100(4)        --      1,640          42,000          3,295(5)
Joseph P. Lester,.............  2002   120,000           --      1,089              --          7,103(7)
  Vice President and            2001   117,083          300      1,146          75,000          1,572(7)
  General Manager (6)           2000    75,000           --        606          50,000            393(7)
Stephen D. Okland, ...........  2002   180,140(8)    67,252      6,000              --          3,889(9)
  Vice President--              2001   230,050(8)    42,623      6,000          13,500          4,181(9)
  Domestic Sales                2000   230,282(8)        --      6,000              --          3,517(9)
Deborah A. Zane,..............  2002   163,936(10)   30,000      4,800              --          3,904(11)
  Vice President--Marketing     2001   141,279(10)      300      4,800          40,000          3,793(11)
  and Business Development      2000   110,000(10)       --      4,800          32,000          1,345(11)

-------------------------
 (1) The bonus payments to Mr. Okland in fiscal 2002 and 2001 are pursuant to an arrangement that measures quarterly performance targets. Bonus payments to Messrs. Soika, Diaz and Lester and Ms. Zane were made in the discretion of the Company.

 (2) The amounts for Mr. Okland and Ms. Zane represent automobile allowance payments and the amounts for Messrs. Soika, Diaz and Lester represent the compensation recognized for the personal use of an automobile leased by the Company.

 (3) For fiscal 2002, represents $573 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Soika, $1,600 paid by the Company for tax services rendered to Mr. Soika and $12,000 of fees for services as a director of the Company. For fiscal 2001, represents $503 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Soika, $1,500 paid by the Company for tax services rendered to Mr. Soika and $6,000 of fees for services as a director of the Company. For fiscal 2000, represents premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Soika.

 (4) For fiscal 2002, represents a fixed salary of $98,333 paid by the Company to Mr. Diaz, and commissions of $121,845 paid by the Company to Mr. Diaz based on a percentage of certain sales by the Company. For fiscal 2001, represents a fixed salary of $80,068 paid by the

     Company to Mr. Diaz, and commissions of $159,894 paid by the Company to Mr. Diaz based on a percentage of certain sales by the Company. For fiscal 2000, represents a fixed salary of $80,000 paid by the Company to Mr. Diaz, and commissions of $80,100 paid by the Company to Mr. Diaz based on a percentage of certain sales by the Company.

 (5) For fiscal year 2002, represents $1,750 paid by the Company for tax services rendered to Mr. Diaz, $489 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz, and $3,400 of Company contributions to the 401(k) plan on behalf of Mr. Diaz. For fiscal year 2001, represents $2,550 paid by the Company for tax services rendered to Mr. Diaz, $361 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz, and $3,135 of Company contributions to the 401(k) plan on behalf of Mr. Diaz. For fiscal 2000, represents $95 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Diaz.

 (6) Mr. Lester joined the Company in January 2000.

 (7) For fiscal 2002, represents $523 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Lester, $2,428 of Company contributions to the 401(k) plan on behalf of Mr. Lester and $4,152 of temporary living expenses paid on behalf of Mr. Lester. For fiscal 2001, represents $418 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Lester, and $1,154 of Company contributions to the 401(k) plan on behalf of Mr. Lester. For fiscal 2000, represents $393 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Lester.

 (8) For fiscal 2002, represents a fixed salary of $91,731 paid by the Company to Mr. Okland, and commissions of $88,409 paid by the Company to Mr. Okland based on a percentage of certain domestic sales by the Company. For fiscal 2001, represents a fixed salary of $87,000 paid by the Company to Mr. Okland, and commissions of $143,050 paid by the Company to Mr. Okland based on a percentage of certain domestic sales by the Company. For fiscal 2000, represents commissions paid by the Company to Mr. Okland based on a percentage of certain domestic sales by the Company. Mr. Okland did not receive a fixed salary in fiscal 2000.

 (9) For fiscal 2002, represents $489 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,400 of Company contributions to the 401(k) plan on behalf of Mr. Okland. For fiscal 2001, represents $781 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,400 of Company contributions to the 401(k) plan on behalf of Mr. Okland. For fiscal 2000, represents $317 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Okland.

(10) For fiscal 2002, represents a fixed salary of $111,667 paid by the Company to Ms. Zane, and commissions of $52,269 paid by the Company to Ms. Zane based on a percentage of certain sales by the Company. For fiscal 2001, represents a fixed salary of $110,000 paid by the Company to Ms. Zane, and commissions of $31,279 paid by the Company to Ms. Zane based on a percentage of certain sales by the Company. For fiscal 2000, represents a fixed salary of $110,000 paid by the Company to Ms. Zane. No commissions were paid to Ms. Zane in fiscal 2000.

(11) For fiscal 2002, represents $504 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Ms. Zane, and $3,400 of Company contributions to the 401(k) plan on behalf of Ms. Zane. For fiscal 2001, represents $393 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Ms. Zane, and $3,400 of Company contributions to the 401(k) plan on behalf of Ms. Zane. For fiscal 2000, represents $365 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Ms. Zane, and $980 of Company contributions to the 401(k) plan on behalf of Ms. Zane.

COMPENSATION OF DIRECTORS

     Effective January 1, 2001, directors of the Company receive an annual fee of $12,000 and the Chairman of the Board, Karsten Houm, receives an annual fee of $15,000. In addition, directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors. During fiscal 2002, the Company regranted options to purchase 10,000 shares of Common Stock to Mr. Houm that were expiring in fiscal 2002.

EMPLOYMENT AGREEMENTS

     On June 1, 1999, the Company entered into employment agreements with Stephen D. Okland, Vice President -- Domestic Sales, and Drew M. Diaz, Vice President -- Worldwide Sales, and effective June 26, 2001, the Company entered into an amended and restated employment agreement with Emil H. Soika, President, Chief Executive Officer and Director. The agreements provide, respectively, that Mr. Soika will receive a base salary of $180,000 per year, and Mr. Okland and Mr. Diaz will continue to receive their respective current compensation, with an annual review of the compensation within 30 days prior to the end of each fiscal year. Mr. Soika is eligible to participate in a cash bonus program and each of Mr. Soika, Mr. Okland and Mr. Diaz is entitled to receive health and life insurance coverage and disability insurance. The Company may terminate Mr. Soika's, Mr. Okland's or Mr. Diaz's respective employment at any time and any of Mr. Soika, Mr. Okland or Mr. Diaz may resign at any time. If the Company terminates employment without cause at any time either prior to or after a change in control of the Company, Mr. Soika is entitled to receive payment of his base salary and his other employee benefits for 30 months, Mr. Okland is entitled to receive payment of $18,750 per month and his other employee benefits for 24 months, and Mr. Diaz is entitled to receive payment of his then current compensation and his other employee benefits for 12 months, respectively, from the date of termination. If Mr. Soika's, Mr. Okland's or Mr. Diaz's employment is terminated for any other reason before a change in control of the Company, the terminated employee will not be entitled to receive any base salary or other benefits for periods after the termination date. If the Company experiences a change in control, and Mr. Soika voluntarily terminates his employment for any reason after the change in control, or Mr. Okland or Mr. Diaz voluntarily terminates his employment for any reason after completing three months of employment after the change in control, Mr. Soika is entitled to receive payment of his base salary and his other employee benefits for 30 months, Mr. Okland is entitled to receive payment of $18,750 per month and his other employee benefits for 24 months, and Mr. Diaz is entitled to receive payment of his then current compensation and his other employee benefits for 12 months, respectively, after the date of termination, or until Mr. Soika, Mr. Okland or Mr. Diaz secures alternative employment, whichever period is shorter. Each of Mr. Soika, Mr. Okland and Mr. Diaz has agreed not to compete with the Company during employment and for a period of 12, 24 and 12 months, respectively, after any voluntary termination of employment or any termination by the Company without cause. Mr. Soika, Mr. Okland and Mr. Diaz have each agreed to maintain the confidentiality of the Company's financial statements and other financial information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 2002, the Company accepted promissory notes from two directors, Karsten Houm and Milton Datsopolous, as payment for the exercise of expiring stock options. Each director received 50,000 shares of Common Stock at an exercise price of $2.25 per share and issued to the Company a promissory note in the principal amount of $112,500 as payment for the exercise price of the stock options. These notes are non-interest bearing and are due and payable within one year from the date of execution of the notes.

STOCK OPTION PLANS

     On December 5, 1992 the Company adopted two new nonqualified stock option plans, the 1992 Employee Stock Option Plan and the 1992 Non-Employee Stock Option Plan (collectively, the "New Plans"). Pursuant to the adoption of the New Plans, no new stock options can be granted under the stock option plans (the "Old Plans") which existed prior to the approval of the New Plans, although the Company may regrant existing stock options under the Old Plans to extend the term of such stock options. The New Plans provide for the grant to key employees and outside directors and consultants of the Company of options covering shares of Common Stock. The New Plans are administered by the Compensation Committee of the Board of Directors which has discretion to select optionees, designate the number of shares to be covered by each option, establish vesting schedules, specify the amount and type of consideration to be paid to the Company on exercise, and to specify certain other terms of the options. The exercise price of options granted under the New Plans must be at least 100% of the fair market value of the Common Stock on the date of grant.

     The Company has reserved 2,040,000 shares of Common Stock for issuance under the 1992 Employee Stock Option Plan and 180,000 shares of Common Stock for issuance under the 1992 Non-Employee Stock Option Plan, subject to adjustment for certain dilutive events. At the end of fiscal 2002, options to purchase 1,172,920 shares were outstanding under the New Plans and options to purchase 36,700 shares were outstanding under the Old Plans. During fiscal 2002, options were granted to purchase 15,000 shares of Common Stock under the New Plans at an average per share exercise price of $4.10 (all options were granted at no less than the market price on the grant dates) and options to purchase 20,000 shares of Common Stock were regranted under the Old Plans at an average per share exercise price of $4.30 per share. In addition, during fiscal 2002, options to purchase 37,700 shares of Common Stock at an average per share exercise price of $2.53 were canceled under the New Plans and options to purchase 20,000 shares of Common Stock at an average per share exercise price of $2.25 were canceled under the Old Plans and options to purchase 402,300 shares at an average exercise price per share of $2.14 were exercised under the New Plans and options to purchase 1,000 shares at an average exercise price per share of $2.25 were exercised under the Old Plans. A total of 160,630 shares of Common Stock remain available for future grants under the New Plans. The Company is also submitting a proposal at the Annual Meeting to increase the number of shares of Common Stock that may be issued under the 1992 Employee Stock Option Plan to 2,280,000. See "Proposal No. 2 - Amendment to 1992 Employee Stock Option Plan."

     No stock options were granted to the named executive officers of the Company during the fiscal year ended June 30, 2002.

     The following table shows the fiscal year-end value of unexercised options held by the named executive officers.

                         FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                      OPTIONS AT                OPTIONS AT FISCAL YEAR
                                SHARES                           FISCAL YEAR-END (#)                  END ($)(1)
                             ACQUIRED ON        VALUE        ----------------------------    ----------------------------
NAME                         EXERCISE (#)    REALIZED ($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                         ------------    ------------    -----------    -------------    -----------    -------------
Emil H. Soika............            --             --         225,000         175,000         491,363         261,588
Drew M. Diaz.............        62,000        134,121          68,000          50,000         145,370          98,750
Joseph P. Lester.........            --             --          58,750          66,250         103,000         116,500
Stephen D. Okland........        43,500        134,605              --              --              --              --
Deborah A. Zane..........            --             --          46,000          44,000          93,638          81,038

-------------------------
(1) Based on the reported closing price of $4.00 per share of Common Stock on June 28, 2002.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes share information for the Company's equity compensation plans as of June 30, 2002, including the 1992 Employee Stock Option Plan, the 1992 Non-employee Stock Option Plan, the 1987 Employee Stock Option Plan, the 1987 Non-employee Stock Option Plan and the Employee Stock Purchase Plan. All of these equity compensation plans have been approved by the Company's shareholders. The Company has also issued warrants to a consultant which have not been approved by the Company's shareholders. See Note 7 of the Notes to the Company's Consolidated Financial Statements in the accompanying 2002 Annual Report for additional information regarding these warrants.

                                          NUMBER OF                                             NUMBER OF
                                     COMMON SHARES TO BE          WEIGHTED-AVERAGE            COMMON SHARES
                                    ISSUED UPON EXERCISE         EXERCISE PRICE OF        AVAILABLE FOR FUTURE
                                   OF OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,      ISSUANCE UNDER EQUITY
          PLAN CATEGORY             WARRANTS, AND RIGHTS        WARRANTS, AND RIGHTS       COMPENSATION PLANS
          -------------            -----------------------      --------------------      ---------------------
Equity compensation plans
  approved by shareholders.......         1,209,620                    $2.26                     616,300
Equity compensation plans not
  approved by shareholders.......           100,000                     2.21                          --
                                          ---------                    -----                     -------
Total............................         1,309,620                    $2.25                     616,300
                                          =========                    =====                     =======

RETIREMENT PLAN

     Effective April 1, 1991, the Company adopted a 401(k) plan, which covers substantially all employees who have completed three months of employment. Under the plan, eligible employees can contribute up to 15% of pre-tax compensation for investment in a trust under the plan. Company contributions to the plan are discretionary and determined annually by the Board of Directors. Employee contributions, within certain limitations, are considered tax deferred under the provisions of section 401(k) of the Internal Revenue Code. Withdrawals of tax deferred amounts may be made upon termination of employment or earlier in the event of certain defined hardship situations. Contributions made or accrued for named executive officers are included under the "All Other Compensation" column in the Summary Compensation Table.

     Other than the 401(k) plan, the Company does not maintain any pension, profit sharing, retirement or similar plans.

COMPENSATION COMMITTEE REPORT

     The objectives of the Company's compensation program are to attract and retain the best available executives, to motivate these executives to achieve the Company's business goals and to recognize individual contributions as well as overall business results. To achieve these objectives, the Company reviews its compensation program on a regular basis and attempts to tie a portion of each executive's potential compensation to Company performance.

     The key elements of the Company's executive compensation program consist of fixed compensation, in the form of base salary, and variable compensation, which is more directly tied to Company performance, in the form of long-term compensation through stock option awards. In determining each element of compensation to be awarded to an executive officer, the Compensation Committee considers the executive's overall benefit package as well as the executive's responsibilities and experience. The Compensation Committee also considers the competitive marketplace for executive talent, including, to the extent possible, a comparison to compensation packages for executives with similar levels of experience and responsibility at other companies. In determining the compensation package for Mr. Soika, the Company's President and Chief Executive Officer, the Compensation Committee took into consideration both the compensation packages of chief executive officers of companies the Compensation Committee deemed comparable to the Company and the Compensation Committee's assessment of Mr. Soika's individual performance and the Company's overall performance.

     The Compensation Committee believes the fiscal 2002 salary levels for executive officers of the Company are in line with or below the salary levels of executives in comparable positions of responsibility.

     In fixing the stock option grants, the Committee considered the current stock holdings of each eligible officer, their responsibilities and historical and anticipated future contributions to the Company's performance. The Committee believes that selective grants of stock options promote a commonality of interest between the Company's officers and its stockholders by giving the Company's officers added incentives to maximize the Company's stock price.

     The Compensation Committee is of the opinion that the compensation levels for the named executive officers are reasonable when compared to similar positions of responsibility and scope in similar industries and that an appropriate amount of total compensation is based on the performance of the Company, and therefore provides sufficient incentive for these individuals to attain improved results in the future.

                            COMPENSATION COMMITTEE:
                             Dr. Higgins D. Bailey
                                  Karsten Houm
                             Stephen K. Tannenbaum

                               STOCK PERFORMANCE

     The following table tracks the value of $100 invested on June 30, 1997 in the Company's Common Stock compared to the change in the S&P 500 Index and the Nasdaq Index. The chart shows that $100 invested five years ago in the Common Stock was worth $80 at June 28, 2002 compared to $112 for the S&P 500 and $101 for the Nasdaq Index:

                            CRITICARE SYSTEMS, INC.
                       STOCK PERFORMANCE COMPARED TO THE
                          S&P 500 AND THE NASDAQ INDEX

                                       S&P 500       NASDAQ       CRITICARE
                            --------------------------------------------
June 30, 1997                           100           100               100
June 30, 1998                           128           131                56
June 30, 1999                           155           186                41
June 30, 2000                           164           275                47
June 29, 2001                           138           150                86
June 28, 2002                           112           101                80

     The following graph presents, for a five-year period, the cumulative total stockholder return of the Company, the Standard & Poor's 500 Index and the Nasdaq Index. Cumulative total stockholder return is defined as share price appreciation assuming reinvestment of dividends.

[PERFORMANCE GRAPH]

                               SECURITY OWNERSHIP

     The following table sets forth information with respect to beneficial ownership of the Common Stock as of August 31, 2002 by (a) each director of the Company, (b) each named executive officer, (c) each person known to the Company to own beneficially more than 5% of the Common Stock; and (d) all directors and executive officers as a group.

     The Company has determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of Common Stock subject to options that are either currently exercisable or exercisable within 60 days of August 31, 2002 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                    NAME AND ADDRESS OF                          NUMBER OF
                    BENEFICIAL OWNER(1)                         SHARES OWNED      PERCENT
                    -------------------                         ------------      -------
Higgins D. Bailey...........................................         5,000(2)         *
Jeffrey T. Barnes...........................................     1,811,273(3)      16.2
Milton Datsopoulos..........................................        92,800(4)         *
Karsten Houm................................................       118,565(5)       1.1
N.C. Joseph Lai, Ph.D.......................................       543,710(6)       4.8
Emil H. Soika...............................................       225,969(7)       2.0
Stephen K. Tannenbaum.......................................         2,500(8)         *
Drew M. Diaz................................................        70,414(9)         *
Joseph P. Lester............................................        58,750(10)        *
Stephen D. Okland...........................................            --            *
Deborah A. Zane.............................................        50,000(11)        *
Entities affiliated with Oxford Bioscience Partners.........     1,786,273(12)     15.9
All directors and executive officers as a group (13
  persons)..................................................     3,023,981(13)     25.7

-------------------------
  *  Less than 1%

 (1) Unless otherwise indicated, the address of the beneficial owner is 20925 Crossroads Circle, Suite 100, Waukesha, Wisconsin 53186; the address of Mr. Datsopoulos is Central Square Building, 201 West Main, Missoula, Montana 59802; the address of Mr. Houm is Kristinelundveien 21, N-0268 Oslo 2, Norway; the address of Mr. Barnes and Oxford Bioscience Partners is 31 St. James Avenue, Suite 905, Boston, Massachusetts 02116; the address of Dr. Lai is 4133 Courtney Road, No. 10, Franksville, WI 53126; the address of Mr. Tannenbaum is 4155 East Jewell Avenue, Suite 610, Denver, CO 80222; and the address of Dr. Bailey is 102 Celano Circle, Palm Desert, CA 92211.

 (2) Consists of 5,000 shares which Mr. Bailey has the right to acquire under currently exercisable options.

 (3) Includes 20,000 shares owned directly by Mr. Barnes and 5,000 shares which Mr. Barnes has the right to acquire under currently exercisable options. Also includes 1,431,317 shares held of record by Oxford Bioscience Partners III L.P.; 133,970 shares held of record by Oxford Bioscience Partners (Adjunct) III L.P.; 203,993 shares held of record by Oxford Bioscience Partners (Bermuda) III Limited Partnership; and 16,993 shares held of record by mRNA Fund L.P. Mr. Barnes may be deemed to share beneficial ownership of these shares, and he disclaims such beneficial ownership except to the extent of his pecuniary interest in such shares.

 (4) Includes 42,500 shares which Mr. Datsopoulos has the right to acquire under currently exercisable options.

 (5) Includes 52,500 shares which Mr. Houm has the right to acquire under currently exercisable options.

 (6) Includes 5,420 shares which Dr. Lai has the right to acquire under currently exercisable options; 116,000 shares owned of record by Helen Lai, Dr. Lai's wife; 184,000 shares in the aggregate owned of record by Dr. Lai's sons, Christopher and Thomas Lai; 85,000 shares owned by a trust of which Dr. Lai and his wife are trustees; and 4,000 shares owned by the Lai Family Foundation.

 (7) Consists of 225,000 shares which Mr. Soika has the right to acquire under currently exercisable options and 969 shares in Mr. Soika's account under the Criticare Systems, Inc. Employee Stock Purchase Plan (the "Purchase Plan").

 (8) Consists of 2,500 shares which Mr. Tannenbaum has the right to acquire under currently exercisable options.

 (9) Consists of 68,000 shares which Mr. Diaz has the right to acquire under currently exercisable options and 2,414 shares in Mr. Diaz's account under the Purchase Plan.

(10) Consists of 58,750 shares which Mr. Lester has the right to acquire under currently exercisable options.

(11) Consists of 50,000 shares which Ms. Zane has the right to acquire under currently exercisable options.

(12) Oxford Bioscience Partners and related entities (collectively "Oxford") filed a Schedule 13D dated October 27, 2000, and a Schedule 13D/A dated March 9, 2001, reporting that as of March 9, 2001 it was the beneficial owner of 1,786,273 shares of Common Stock. The shares of Common Stock beneficially owned by Oxford include (i) 1,431,317 shares held of record by Oxford Bioscience Partners III L.P., with shared voting and investment power as to all of such shares (OBP Management III L.P. may be deemed to share voting and investment power as to all of such shares); (ii) 133,970 shares held of record by Oxford Bioscience Partners (Adjunct) III L.P., with shared voting and investment power as to all of such shares (OBP Management III L.P. may be deemed to share voting and investment power as to all of such shares); (iii) 203,993 shares held of record by Oxford Bioscience Partners (Bermuda) III Limited Partnership, with shared voting and investment power as to all of such shares (OBP Management (Bermuda) III Limited Partnership may be deemed to share voting and investment power as to all of such shares); and (iv) 16,993 shares held of record by mRNA Fund L.P., with shared voting and investment power as to all of such shares (mRNA Partners, L.P. may be deemed to share voting and investment power as to all of such shares). Jeffrey T. Barnes, Jonathon J. Fleming, Alan G. Walton and Michael J. Brennan may be deemed to share voting and investment power as to all of the shares held by Oxford, and they disclaim beneficial ownership of such shares.

(13) Includes 554,670 shares of Common Stock the members of the group have a right to acquire under currently exercisable options and 3,383 shares in the accounts of the members of group under the Purchase Plan.

                                PROPOSAL NO. 2:
                  AMENDMENT TO 1992 EMPLOYEE STOCK OPTION PLAN

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

     Proposed Amendment. Subject to stockholder approval, the Board of Directors has amended the 1992 Employee Stock Option Plan to increase from 2,040,000 to 2,280,000 the aggregate number of shares of Common Stock that may be issued or transferred thereunder upon the exercise or payment of stock options.

     Purpose of Proposed Amendment. The Company recognizes the importance of attracting and retaining key employees of merit and stimulating the active interest of those individuals in the development and financial success of the Company. The Board of Directors believes that the 1992 Employee Stock Option Plan is critically important to the furtherance of these objectives. The Board of Directors also believes that, through the 1992 Employee Stock Option Plan, the Company is able to enhance the prospects for its business activities and objectives and more closely align the interests of key employees with those of shareholders by offering key employees the opportunity to participate in the Company's future through proprietary interests in the Company.

     As of October 18, 2002, and absent stockholder approval of the proposed amendment to increase the aggregate number of shares of Common Stock available for issuance or transfer under the 1992 Employee Stock Option Plan, there would be only 23,630 shares of Common Stock remaining available for issuance with respect to additional stock options under the 1992 Employee Stock Option Plan. The absence of an adequate number of shares of Common Stock available for issuance or transfer under the 1992 Employee Stock Option Plan restricts both the ability and the flexibility of the Company to effectively attract and retain and adequately compensate key employees. The Board of Directors believes that it is both necessary and desirable to increase from 2,040,000 to 2,280,000 the aggregate number of shares of Common Stock available for issuance or transfer under the 1992 Employee Stock Option Plan in order to continue to maintain the effectiveness of the 1992 Employee Stock Option Plan.

DESCRIPTION OF 1992 EMPLOYEE STOCK OPTION PLAN

     The following description of the 1992 Employee Stock Option Plan is qualified in its entirety by reference to the 1992 Employee Stock Option Plan, as amended, which is attached hereto as Appendix A.

     Under the 1992 Employee Stock Option Plan, the Board of Directors, or the Compensation Committee if so designated by the Board of Directors, may grant options to purchase shares of Common Stock to executives, other key employees and directors of the Company. As of October 18, 2002, 43 persons hold stock options under the 1992 Employee Stock Option Plan. Options granted generally have been designated as nonqualified stock options. Options will expire at such time as the Board of Directors or Compensation Committee determines, provided that no stock option may be exercised later than the fifth anniversary of the date of its grant. Options cannot be exercised until the vesting period, if any, specified by the Board of Directors or Compensation Committee has expired. Options are not transferable other than by will or the laws of descent and distribution, and may be exercised during the life of the employee only by him or her.

     The option price per share is determined by the Board of Directors or the Compensation Committee, but cannot be less than 100% of the fair market value of the Common Stock on the date such option is granted. Payment of the exercise price may be made in cash or by the surrender of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price.

1992 EMPLOYEE STOCK OPTION PLAN BENEFITS

     Set forth in the table below are the numbers of stock options granted in fiscal 2002 to each of the named executive officers and certain groups.

                                                                NUMBER
                 NAME AND POSITION OR GROUP                   OF OPTIONS
                 --------------------------                   ----------
Emil H. Soika, President and Chief Executive Officer........        --
Drew M. Diaz, Vice President -- Worldwide Sales.............        --
Joseph P. Lester, Vice President and General Manager........        --
Stephen D. Okland, Vice President -- Domestic Sales.........        --
Deborah A. Zane, Vice President -- Marketing and Business
  Development...............................................        --
All executive officers, as a group..........................        --
All directors who are not executive officers, as a group....        --
All employees as a group....................................    15,000

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for approval of the proposed amendment to the 1992 Employee Stock Option Plan.

BOARD OF DIRECTORS RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE 1992 EMPLOYEE STOCK OPTION PLAN.

                                PROPOSAL NO. 3:
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed BDO Seidman, LLP as independent certified public accountants to examine the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending June 30, 2003. Unless otherwise directed, proxies will be voted in FAVOR of the ratification of such appointment.

     Although this appointment is not required to be submitted to a vote of stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment. If stockholder ratification is not received, the Board will reconsider the appointment. It is expected that a representative of BDO Seidman, LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

                       PROPOSALS FOR 2003 ANNUAL MEETING

     Proposals which stockholders intend to present at the 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal offices in Waukesha, Wisconsin, no later than July 3, 2003 for inclusion in the proxy material for that meeting. Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after September 16, 2003 and the Company will not be required to present any such proposal at the 2003 Annual Meeting of Stockholders. If the Board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2003 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

                            EXPENSES OF SOLICITATION

     The cost of this solicitation of proxies will be paid by the Company. It is anticipated that the proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials and the annual report to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.

                                 ANNUAL REPORT

     A copy of the 2002 Annual Report of the Company accompanies this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for fiscal year 2002 will be provided without charge on written request of any stockholder whose proxy is being solicited by the Board of Directors. The written request should be directed to Corporate Secretary, Criticare Systems, Inc., 20925 Crossroads Circle, Suite 100, Waukesha, Wisconsin 53186.
                                          By Order of the Board of Directors

                                          Michael J. Sallmann, Secretary

Waukesha, Wisconsin
October 31, 2002

                                                                      APPENDIX A

                            CRITICARE SYSTEMS, INC.

                        1992 EMPLOYEE STOCK OPTION PLAN

I. PURPOSE.

     The purpose of the Criticare Systems, Inc. Employee Stock Option Plan is:
(1) to promote the long-term growth and profitability of Criticare Systems, Inc. (the "Company") and its subsidiaries; (2) to provide employees of the Company and its subsidiaries with an incentive to achieve long-term corporate objectives; (3) to attract and retain employees of outstanding competence; and
(4) to provide employees with a stake in the Company's long-term success.

II. DEFINITIONS.

     The following terms shall have the meanings shown:

     2.1 "Board of Directors" shall mean the Board of Directors of the Company.

     2.2 "Code" shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time.

     2.3 "Committee" shall mean the Stock Option Committee designated by the Board of Directors. If no Stock Option Committee is designated, the "Committee" shall mean the Compensation Committee of the Board of Directors.

     2.4 "Common Stock" shall mean common stock of the Company.

     2.5 "Fair Market Value" as of a given date shall mean the average of the closing bid and the closing asked prices of a share of Common Stock on such date on the National Association of Securities Dealers Automated Quotation System or, if no such sales were reported on such date, on the next preceding date on which sales were reported.

     2.6 "Options" shall mean the options to purchase Common Stock granted pursuant to this Plan.

     2.7 "Plan" shall mean the Criticare Systems, Inc. 1992 Employee Stock Option Plan.

     2.8 "Subsidiary" shall mean any corporation which, at the time an option is granted, qualifies as a subsidiary corporation under section 425(f) of the Code or any similar provision hereafter enacted.

III. GENERAL.

     3.1 Administration.

          (a) The Plan shall be administered by the Committee.

          (b) The Committee shall have the authority, in its sole discretion, from time to time: (i) to grant Options; (ii) to prescribe such limitations, restrictions and conditions upon any such Options as the Committee shall deem appropriate; and (iii) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan and to make all other determinations and to take all other action necessary or advisable for the implementation and administration of the Plan. A majority of the Committee shall constitute a quorum and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or action unanimously adopted in writing without a meeting, shall be the action of the Committee.

          (c) All such actions shall be final, conclusive and binding upon the participating employee. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan.

     3.2 Participation. The Committee may grant Options under the Plan to any director, officer or employee of the Company or any of its Subsidiaries who has contributed or who has the ability to contribute to the long-term success of the Company. In granting such awards and determining their form and amount, the Committee shall give consideration to the functions and responsibilities of the optionee, his or her potential long-term contributions to profitability and sound growth of the Company and such other factors as the Committee may deem relevant. No Option may be granted under the Plan to any person who, at the time of the grant, beneficially owns 5% or more of the Company's common stock.

IV. OPTION TERMS AND CONDITIONS.

     The grant of the Option shall be evidenced by a written Option agreement in a form approved by the Committee. Such Option shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, which the Committee may deem appropriate.

     4.1 Exercise Period. The term of each Option shall be for such period as the Committee shall determine, but for not more than five years from the date of grant thereof, or, if longer, one year after the date such Option may be exercised. No Option may be exercised more than 90 days after an option holder's termination of employment except for termination for death, disability or retirement after age 55, in which case no Option may be exercised more than one year after termination.

     4.2 Option Price. The option price per share for the Common Stock covered by any Option shall be determined by the Committee, but shall not be less than the Fair Market Value of the Common Stock on the date the Option is granted.

     4.3 Exercise of Option. An Option may be exercised from time to time by written notice by the optionee to the Committee of his intent to exercise the Option with respect to a specified number of shares. The specified number of shares will be issued and transferred to the optionee on receipt by the Treasurer of the Company of (i) such notice; (ii) payment for such shares; and
(iii) such other items or documentation as the Committee shall reasonably request of the optionee.

     4.4 Payment of Purchase Price on Exercise. Each Option agreement shall provide that the purchase price for the shares with respect to which an Option is exercised shall be paid to the Company at the time of exercise in cash or by delivery of shares of the Company's common stock having an aggregate Fair Market Value equal to the purchase price for the shares with respect to which the Option is to be exercised.

V. AGGREGATE LIMITATION ON SHARES OF COMMON STOCK.

     Shares of Common Stock which may be issued pursuant to Options granted under the Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by the Company as treasury stock. The number of shares of Common Stock reserved for issuance under the Plan shall not exceed 2,280,000 shares, subject to adjustments pursuant to paragraph
6.8. Any shares of Common Stock subject to an Option which for any reason either terminates unexercised or expires unexercised shall again be available for issuance under the Plan.

VI. MISCELLANEOUS.

     6.1 General Restriction. Any Option granted under this Plan shall be subject to the requirement that, if at any time the Committee shall determine that any listing or registration of the shares of
                                       A-2
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Common Stock or any consent or approval of any governmental body or any other agreement or consent is necessary or desirable as a condition of the granting of an Option or issuance of Common Stock on exercise of an Option, such grant or issuance may not be consummated unless such requirement is satisfied in a manner acceptable to the Committee.

     6.2 Nonassignability; Holding Period. No Option granted under this Plan may be: (a) assigned or transferred by the optionee, except by will or by the laws of descent and distribution, or (b) exercised for at least six months after the date of grant. During the life of the recipient, any Option shall be exercisable only by such individual.

     6.3 Withholding Taxes. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under this Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate for such shares.

     6.4 Investment Representation. Each Option agreement may provide, upon demand by the Committee, that the optionee or recipient shall deliver to the Committee at the time of any exercise of any Option a written representation that the shares to be acquired under such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

     6.5 No Right to Employment. Nothing in this Plan or in any agreement entered into pursuant to it shall confer upon any participant the right to continue in the employment of the Company or a Subsidiary or affect any right which the Company or a Subsidiary may have to terminate the employment of such participant.

     6.6 Nonuniform Determinations. The Committee's determination under this Plan (including, without limitation, its determinations of the persons to receive Options) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly situated.

     6.7 No Rights as Shareholders. Recipients of Options under this Plan shall have no rights as shareholders of the Company with respect thereto unless and until certificates for shares of Common Stock are issued to them.

     6.8 Adjustment of Stock. If a change occurs in the outstanding Common Stock of the Company due to any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, the Committee shall appropriately adjust the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan, the option price of such Options and any and all other adjustments deemed appropriate by the Committee to prevent substantial dilution or enlargement of the rights granted to an optionee.

     6.9 Amendment or Termination of this Plan. The Committee, with the approval of the Board of Directors, may, at any time, terminate this Plan or an part thereof and may, from time to time, amend this Plan as it may deem advisable. The termination or amendment of this Plan shall not, without the consent of the participant, affect such participant's rights under Options previously granted.

VII. EFFECTIVE DATE OF THE PLAN.

     The effective date of the Plan shall be December 5, 1992.

                                     PROXY

                            CRITICARE SYSTEMS, INC.

                       2002 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Emil H. Soika and Michael J. Sallmann, or either one of them, each with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Criticare Systems, Inc. to be held on December 6, 2002 at 4:00 p.m., local time, at 20925 Crossroads Circle, Suite 100, Waukesha, Wisconsin 53186, and at any adjournment thereof, there to vote all shares of stock of Criticare Systems, Inc. which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

            The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINATED DIRECTORS, TO APPROVE THE AMENDMENT TO THE CRITICARE SYSTEMS, INC. 1992 EMPLOYEE STOCK OTPION PLAN AND TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS FOR THE 2003 FISCAL YEAR. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

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

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|                                                CRITICARE SYSTEMS, INC.                                                          |
|                               PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.                                         |

1. ELECTION OF DIRECTORS:                                                         [ ]  FOR       [ ]  WITHHOLD      [ ]  FOR ALL
   (terms expiring at the 2005                                                         All            All                Except
   Annual Meeting)

JEFFREY T. BARNES    N.C. JOSEPH LAI, PH.D.

---------------------------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee, write the name(s) of such nominee(s) above.)

2. To approve and adopt the proposed amendment to the Criticare                   [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN
   Systems, Inc. 1992 Employee Stock Option Plan for the 2002 fiscal year.

3. To ratify the appointment of BDO Seidman, LLP as independent accountants       [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN
   for the 2003 fiscal year.

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


CHECK APPROPRIATE BOX                              Date
                                                          -----------------------------

Indicate changes below:


Address Change: [ ]                   Name Change: [ ]

                                                                                  Signature(s)___________________________________
                                                                                  If signing as attorney, executor, administrator,
                                                                                  trustee or guardian, Please add your full title
                                                                                  as such. If shares are held by two or more
                                                                                  Persons, all holders must sign the Proxy.
|                                                                                                                                 |
|                                                                                                                                 |
--------                                                                                                                  ---------


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                                                      FOLD AND DETACH HERE

                                                     YOUR VOTE IS IMPORTANT!

                                  PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                                                  USING THE ENCLOSED ENVELOPE.
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